Exhibit 2

                                 CERTIFICATIONS

I, Peter Goodman, President and Chief Executive Officer, certify that:

1. I have reviewed this report on Form N-CSR of Tridan Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the entity, particularly during the period in which this report is being prepared;

      (b) Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005;

      (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

      (d) Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005; and

5. Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005.


Date: August 30, 2004                    /S/ Peter Goodman
                                         --------------------------------------
                                         Peter Goodman
                                         President and Chief Executive Officer

                                 CERTIFICATIONS

I, Warren F. Pelton, Treasurer and Chief Financial Officer, certify that:

1. I have reviewed this report on Form N-CSR of Tridan Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the entity, particularly during the period in which this report is being prepared;

      (b) Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005;

      (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

      (d) Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005; and

5. Intentionally omitted, as not required until the registrant's fiscal year ending April 30, 2005.


Date: August 30, 2004                   /S/ Warren F. Pelton
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                                        Warren F. Pelton
                                        Treasurer and Chief Financial Officer